                                                                   Exhibit 10.18
                                                                   -------------


         Confidential materials omitted and filed separately with the
                      Securities and Exchange Commission.
                          Asterisks denote omissions.


Microsoft Corporation   Tel 425 882 8080
One Microsoft Way       Fax 425 936 7329
Redmond, WA 98052-6399  http://www.microsoft.com/


June 1, 1999


Brian Vaccaro
Prodigy Communications Corporation
44 S. Broadway
White Plains, NY  10601


                   RENEWAL OF AND AMENDMENT TO THAT CERTAIN
         MICROSOFT WINDOWS 98 "GET CONNECTED" CO-MARKETING AGREEMENT, AGREEMENT #1711CU-8230A, AGREEMENT EFFECTIVE DATE JULY 2, 1998 ("AGREEMENT")

Dear Mr. Vaccaro:

The purpose of this letter ("Amendment") is to renew the Agreement for an additional term of one (1) calendar year from the original Agreement Effective Date, subject to the following amendments:

1.  A new Section 1.22 is added, to read as follows:

ISP Service Offer shall mean an offer of ISP Services maintained on any COMPANY
-------------------------------------------------------------------------------
Sign-up Server(s) that set forth COMPANY Information.
-----------------------------------------------------

2. Section 3.3 is restated in its entirety, to read as follows (new text appears in double underline):

       COMPANY shall develop and maintain a Sign-up Server. The Sign-up Server shall be operational on a 7X24 basis. Recognizing the importance of convenient and high-qualify service in order to meet the objectives of this Agreement, the parties agree that COMPANY's Sign-up Server [**] with the [**] of other [**]. COMPANY shall [**] of its [**]. Specifically,
                                ----------------------------------------------
       but without limitation, in order to comply with the preceding sentence,
       -----------------------------------------------------------------------
       COMPANY (a) shall [**] on the [**] and (b) shall [**] in the event [**].
       ------------------------------------------------------------------------

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

Please sign both originals of the letter and return them to your Account Manager who will arrange for their execution on behalf of Microsoft and return one original to you. Please contact your Account Manager if you have any questions.

By signing below the parties indicate their agreement with the above terms. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.


AGREED:                                AGREED:

MICROSOFT CORPORATION

/s/ Mark Chestnut                      /s/ Andrea Hirsch
--------------------------------       --------------------------------
By: Mark Chestnut                      By: Andrea Hirsch


Mark Chestnut                          Andrea Hirsch
--------------------------------       --------------------------------
Name (Printed)                         Name (Printed)


Director, ISP
Network Solutions Group                EVP General Counsel
--------------------------------       --------------------------------
Title                                  Title


1/28/00                                January 19, 2000
--------------------------------       --------------------------------
Date                                   Date




cc:  James Huse
     Microsoft LCA Files
     Microsoft OEM Finance